RENOVI

RECOVERY

The "St. Regis" of Outpatient Recovery

March 18, 2024

AGENDA

- Why
- What We Offer
- Where We Fit
- Key Milestones
- How We Make Money
- Financial Position
- What's Needed
- What's In It For You
- Who Competes
- Who We Are
- K

WHY

- Rampant Chronic Illness
- US Healthcare Crisis
- Aging Population
- Problematic Rehab



WHAT WE DELIVER



- Healthy Living
- Faster Recovery
- Quality of Life
- Lower Cost Treatment

WHERE WE FIT

- US Outbound Medical Tourism: $14B [1]
- US Outpatient Rehab: $37B [2]
  - 6,000,000 patient months
- RENOVI! Tgt @5% = 300,000 patient-months of therapy
- Avg. RENOVI! Cost of $10,500/ patient-month => SAM = $3.5B



1 Mordor 2023
2 Grandview 2023

Key Milestones

ASSUMPTIONS	
Fund raise completed	Q2 ‘24
Land and permits acquired	Q2 ‘24
Design completed	Q3 ‘24
Condo pre-sales begin	Q3 ‘24
Loans obtained	Q3 ‘24
Construction begins	Q4 ‘24
Construction ends	Q1 ‘26
Launch	Q1 ‘26

HOW WE MAKE MONEY
Base Case FY5 / Q2 ‘28



- $66M in Condo Pre-sales FY3 / Q3 ‘25
  - 180 units X $367K Avg Price
  - $500 / sq ft
- $3.7M Rentals
  - 75/25 Split with Condo Owners
- $6.8M Rehab care
- $3.0M All Inclusive
- $0.8M Spa & Salon
- <u>$1.9M Maintenance Fees</u>
- **$16.3M Revenue**

HOW MUCH



FY 1
FY 2
FY 3
FY 4
FY 5
$50,000
$40,000
$30,000
$20,000
$10,000
$0
($10,000)
Thousands
$46,000.1
$25,219.6
$14,408.1
$16,308.3
$13,212
$1,364
$1,513
$2,633
$0.0
-$95

REVENUE	$16.3M
EXPENSE	$ 9.9M
EBITDA	$ 6.4M
NET INCOME	$ 2.6M
NET PROFIT %	16%

FINANCIAL POSITION

	FY1	FY2	FY3	FY4	FY5
Cash	-$95,000	$41,142,599	$44,074,734	$47,589,779	$52,225,403
Total Long-term Assets	$14,000,000	$14,000,000	$30,486,875	$28,484,375	$26,481,875
Total Assets	**$14,112,738**	**$55,350,337**	**$74,769,347**	**$76,281,892**	**$78,915,016**
Total Liabilities	$0	$28,000,000	$22,800,000	$20,400,000	$18,000,000
Total Capital	$14,112,738	$27,350,337	$51,969,347	$55,881,892	$60,915,016
Total Liabilities and Capital	$14,112,738	$55,350,337	$74,769,347	$76,281,892	$78,915,016
Net Worth	**$14,112,738**	**$27,350,337**	**$51,969,347**	**$55,881,892**	**$60,915,016**
Current Assets / Liabilities	N/A	146.94%	193.31%	233.28%	290.14%
Net Worth With Appreciation					**$ 66,915,016**
Discounted Cash Flow	**$ 32,427,867**				

WHAT'S NEEDED



$15M EQUITY	• LAND ACQUISITION: $12M • PERMITS & DESIGN: $ 2M • FEES & EXPENSES: $ 1M
$24M CONSTRCTN LOAN	• CONSTRUCTION: $30M
$ 4M CREDIT LINE	• FFE: $ 7.5M
	PROJECT COST: $52.5M

WHAT'S IN IT FOR INVESTORS

	INVESTMENT	VALUATION	PREFERRED OWNERSHIP
PRE-INVESTMENT VALUATION		$ 30,000,000	
PREFERRED INVESTMENTS	$ 15,000,000	$ 45,000,000	33%
VALUE OF SALE Q2 2028		$ 60,000,000	$ 20,000,000
10% ANNUAL RETURN Q2 2027			$ 1,500,000
10% ANNUAL RETURN Q2 2026			$ 1,500,000
10% ANNUAL RETURN Q2 2025			$ 1,500,000
TOTAL RETURN			**$ 24,500,000**
IRR			**15%**

WHO COMPETES

LIVE-AT-HOME OUTPATIENT REHABS • UNHEALTHY LIVING CONDITIONS	• 35,000 US PROVIDERS • 50 LARGEST CAPTURE 30% OF MKT • AVG. COST: $6,000 PER PATIENT MONTH
"MEDICAL HEALTH" RESORTS • WELLNESS, NOT REHAB	• THE GOLDEN DOOR, CA: $10,000 / WEEK • CANYON RANCH, ARIZONA • CHIVA-SOM, THAILAND • AMRIT, FLORIDA • BANYON TREE, PLAYA DEL CARMEN • NAIA, BELIZE
SPA HOTELS	• HILTON HEAD SOUTH

WHO WE ARE

David Burns, Ph.D. CEO



- 4X Co-Founder | Entrepreneur | Growth Strategy Coach
- Track record of success managing and launching world-class products
- Key role in growth from 0 to $50M revenue with 20K customers in 20 countries
- Expertise in business development, business strategy and product management

David Reis, M.D. Chief Health and Wellness Officer



- Cardiologist | Medical Director | Healthcare Adviser | Commercial Realtor
- 32 years cardiology private practice
- Directed Yale University designated outpatient cardiac rehab
- Health care spending advisor

Vik Grover, CFA Capital Markets Advisor



- CEO | Investment Banker | Financial Analyst
- 25+ Years experience in financial research and analysis
- Founder of Himalaya Technologies Inc. focused on M&A

Leo A Daly, Architects

LEO A DALY

- Planning | Architecture | Engineering
- Leading architectural, engineering and program management firm
- Deep expertise in the Caribbean

MEET THE MANAGEMENT TEAM

RENOVI

RECOVERY

The "St. Regis" of Outpatient Rehabilitation

David Burns: david@RenoviRecovery.com

Cell/Whatsapp: +1 914 787 9423